Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-200871 on Form S-8 and Registration Statement No. 333-209036 on Form S-3 of our reports dated March 2, 2017 relating to the consolidated financial statements and financial statement schedule of Metaldyne Performance Group Inc. and subsidiaries, and the effectiveness of the Metaldyne Performance Group Inc. and subsidiaries’ internal control over financial reporting, appearing in this Current Report on Form 8-K of Metaldyne Performance Group Inc. dated March 2, 2017.

/s/ Deloitte & Touche LLP

Detroit, MI
March 2, 2017